RECOVERY ENERGY



Corporate Presentation

March 2012

recoveryenergyco.com

Forward Looking Statements

- This presentation and document contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are "forward-looking statements" for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning future production, reserves or other resource development opportunities, any projected well performance or economics, or potential joint ventures or strategic partnerships; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing.
- Forward-looking statements may include the words "may," "should," "could," "estimate," "intend," "plan," "project," "continue," "believe," "expect" or "anticipate" or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this presentation. Except as required by law, we do not intend, and undertake no obligation, to update any forward-looking statement.
- Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The factors impacting these risks and uncertainties include, but are not limited to:
  - *estimated quantities and quality of oil and natural gas reserves;*
  - *exploration , exploitation and development results;*
  - *fluctuations in the price of oil and natural gas, including reductions in prices that would adversely affect our revenue, cash flow, liquidity and access to capital;*
  - *availability of capital on an economic basis, or at all, to fund our capital needs;*
  - *availability of, or delays related to, drilling, completion and production, personnel, supplies and equipment;*
  - *the timing and amount of future production of oil and gas;*
  - *the completion, timing and success of our drilling activity;*
  - *the inability of management to effectively implement our strategies and business plans;*
  - *potential default under our secured obligations or material debt agreements;*
  - *lower oil and natural gas prices negatively affecting our ability to borrow or raise capital, or enter into joint venture arrangements;*
  - *declines in the values of our natural gas and oil properties resulting in write-downs;*
  - *inability to hire or retain sufficient qualified operating field personnel;*
  - *increases in interest rates or our cost of borrowing;*
  - *deterioration in general or regional (especially Rocky Mountain) economic conditions;*
  - *the strength and financial resources of our competitors;*
  - *the occurrence of natural disasters, unforeseen weather conditions, or other events or circumstances that could impact our operations or could impact the operations of companies or contractors we depend upon in our operations;*
  - *inability to acquire or maintain mineral leases at a favorable economic value that will allow us to expand our development efforts;*
  - *delays, denials or other problems relating to our receipt of operational consents and approvals from governmental entities and other parties*
  - *unanticipated recovery or production problems, including cratering, explosions, fires and uncontrollable flows of oil, gas or well fluids;*
  - *environmental liabilities;*
  - *loss of senior management or technical personnel;*
  - *adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;*
  - *changes in U.S. GAAP or in the legal, regulatory and legislative environments in the markets in which we operate; and*
  - *other factors, many of which are beyond our control.*
- Many of these factors are beyond our ability to control or predict. These factors are not intended to represent a complete list of the general or specific factors that may affect us.
- For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, we urge you to carefully review and consider the disclosures made in the "Risk Factors" sections of our SEC filings, available free of charge at the SEC's website (www.sec.gov).
- <u>**RESERVE/RESOURCE DISCLOSURE**</u>
- The SEC permits oil and gas companies, in their filings with the SEC, to characterize as proved reserves only those accumulations of hydrocarbons that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions, and that are part of an approved five-year development plan. In this presentation, we use the terms "proved reserves," "proved, probable and possible reserves," "resources," "resource potential," "recoverable," "EURs" and other descriptions of volumes of hydrocarbons potentially recoverable, through additional drilling or recovery techniques. None of the estimates contained in this release conform to SEC guidelines. Estimates of unproved reserves or resources which may potentially be recoverable through additional drilling or recovery techniques, or under different pricing assumptions, are by their nature much more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company.

Executive Summary – DJ Basin Oil

- Experienced Management Team
  - Over 80 years of experience in the DJ Basin
- A Foundation on Current Production & Cash-flow
  - 23 operated wells with current production of 300+ BOE/d
  - 80+ lower-risk drilling locations identified; more in process
  - Expect to drill 12 – 16 wells in 2012
  - Conventional "J" and Wykert sandstones resource potential:
    - 5 - 10 million barrels EUR
- Emerging Niobrara Oil Shale
  - 115,000 net Niobrara Potential acres - majority is long-term leasehold
  - 130+ Niobrara horizontal drilling locations
  - Majority of acreage is contiguous
    - 50 – 100 million barrels risked unconventional resource potential
- Multi-Horizon Unconventional Opportunities
  - 40+ drilling locations identified (Codell, Greenhorn, Permian, Desmoinesian and other Pennsylvanian), more in process
    - 10 - 25 million barrels unconventional resource potential

Corporate Overview

Exchange / Symbol:	NASDAQ: RECV
Shares Issued / Out:	17.4 MM
Company Headquarters:	Denver, CO
Net Leasehold:	130,000 Net Acres
Average Working Interest:	90%
Location / Counties:	WY - Carbon, Goshen, Laramie, and Platte NE - Banner, Kimball, and Scotts Bluff CO - Adams, Arapahoe, Washington, and Weld
Auditors:	Hein & Associates, LLP
Reserve Engineer:	Ralph E. Davis Associates
Investor Relations:	Market Development Consulting Group

Executive Management

- Roger A. Parker – Chairman & CEO
- A. Bradley Gabbard – CFO
- Kent B. Lina – Sr. VP Corporate Engineering
- Michael A. Domenick – Sr. Geologist
- Thomas J. Strawser – Sr. Operations Engineer
- Peter K. Scott – Sr. Landman
- Eric Ulwelling – Controller & Principal Accounting Officer

Geologic Overview

Multi-Horizon Prospective Formations

- Niobrara : Relatively new resource play with significant recent data to evaluate and optimize. Hybrid shale/carbonate reservoir deposited in deep marine environment with areal variations in mineralogical content and tectonic overprint.
- Codell Sandstone: Historical productive interval in the Wattenberg Field, currently seeing horizontal development in and outside of core area. May provide multi-lateral upside with Niobrara.
- Greenhorn Limestone: Largely unexplored resource play, similar to Niobrara. Significant free oil recoveries (DST's), mud gas shows, and geochemical data establish potential.
- "J" Sandstone: Major producing reservoir in DJ Basin. Have updated approach to exploration and development using 3D seismic and modern frac technology.
- Dakota / Lakota, Morrison, Sundance Sandstones: Fluvial-deltaic to marine sandstone conventional reservoir systems. Dakota / Lakota produces at a number of localities in proximity to leasehold.
- Permian: The Wykert Sandstone is producing conventionally from the Kleinholz and Terrestrial fields adjacent to Recovery leasehold. Additional, unconventional potential exists in the lower Permian Admire Group.
- Pennsylvanian/Mississippian: Shows and conventional production from porous carbonates, and core and DST shows from black shales indicate unconventional shale exploitation potential in shale-rich "sweet spots" on company leasehold.


ADJACENT DENVER BASIN
QUAT.
Undifferentiated alluvial deposits
TERTIARY
Castle Rock Conglomerate
Dawson-Denver Formations
Arapahoe Formation
Laramie Formation
Fox Hills Sandstone
UPPER CRETACEOUS
Pierre Shale
Terry "Sussex" Ss. Member
Hygiene "Shannon" Ss. Member
Smoky Hill Shale Member
Fort Hays Limestone Member
Carlile Shale
Greenhorn Limestone
Graneros Shale
"D" sandstone
Mowry Shale equivalent
LOWER CRETACEOUS
Muddy ("J") Sandstone
Skull Creek Shale
"Dakota" of drillers
"Lakota" of drillers
JURASSIC
Morrison Formation
Older Jurassic rocks (Entrada) may be present
TRI.
Jelm Formation
PERMIAN
Lykins Formation
Lyons Sandstone
Satanka
PENNSYLVANIAN
Marmaton
Atoka/Morrow
MISS.
DEV.
Devonian rocks
SIL.
ORD.
Ordovician rocks
CAM.
Cambrian rocks
PRE CAM.
Metamorphic and intrusive rocks

Primary Target
Secondary Target

CONVENTIONAL PRODUCTION / OPPORTUNITIES

Conventional Opportunities
"J" Sandstone

- Modernization of J Sand Play
  - Expansion of historical fluvial facies exploration into marine facies using current frac technology
  - Utilization of 3D seismic resulting in continuing new field discoveries on or near Recovery Energy leasehold in last few years
  - Integration of indirect tectonic data to refine structural interpretation
- 23 operated wells produce 300+ BOE/d
- Low Risk Drilling Targets
  - 75+ infield and step-out opportunities
  - Expect to drill 8 -12 wells in 2012
- Proved Reserves and Un-booked Resource Potential
  - 5,000,000 – 10,000,000 BO
- Over 55 mi^2 of 3D Seismic
- Low Cost / Low Risk with Excellent Economics
- Established & Proven Producing Basin
- Acquisition Opportunities are Ample with a Grass Roots Presence


ADJACENT DENVER BASIN
QUAT.
Undifferentiated alluvial deposits
TERTIARY
Castle Rock Conglomerate
Dawson- Denver Formations
Arapahoe Formation
Laramie Formation
Fox Hills Sandstone
UPPER CRETACEOUS
Pierre Shale
Terry "Sussex" Ss. Member
Hygiene "Shannon" Ss. Member
Sharon Springs Member
Niobrara Formation
Smoky Hill Shale Member
Fort Hays Limestone Member
Codell Sandstone Member
Carlile Shale
Greenhorn Limestone
"D" sandstone
Mowry Shale equivalent
LOWER CRETACEOUS
Muddy ("J") Sandstone
Skull Creek Shale
"Dakota" of drillers
"Lakota" of drillers
JURASSIC
Morrison Formation
Older Jurassic
rocks (Entrada) may be present
TRI
Jelm Formation
PERMIAN
Lykins Formation
Lyons Sandstone
Satanka
Wolfcampian
PENNSYLVANIAN
Marmoc
Atoka/Morrow
MISS.
Mississippian rocks
DEV.
Devonian rocks
SIL.
ORD.
Ordovician rocks
CAM
Cambrian rocks
PRE CAM
Metamorphic and intrusive rocks

Conventional "J" Sand Economics

- Gross (8/8ths) Well on 40 acre spacing
  - WI=100%, NRI=80%   Oil price constant $90/bbl
  - OPEX=$4000/month, Severance Tax 6.6%, Advalorem Tax 6.8%
  - Three IP/EUR cases considered as noted below
  - Range of CWC CAPEX considered, from $700M to $900M
  - Wells can be drilled and completed in 30 days


NPV10%
$2,500
$2,000
$1,500
$1,000
$500
$0
$700
$750
$800
$850
$900
Completed Well Cost $M
100 MBO
77 MBO
60 MBO


ROR%
250
200
150
100
50
0
$700
$750
$800
$850
$900
Completed Well Cost $M
100 MBO
77 MBO
60 MBO

Conventional Opportunities Wykert Sandstone

- Extension of Existing Wykert Production Along Trend
  - Eolian sandstone facies producing along stratigraphic pinch-out
  - 3D seismic structure corrected for velocity in overlying anhydrite section of variable thickness
- Low Risk Drilling Targets
  - 10+ infield and step-out opportunities
  - Expect to drill 4 – 8 wells in 2012
  - Additional exploration opportunities
- Proved Reserves and Un-booked Resource Potential
  - 1 – 5 million BO conventional resource potential


TYPE LOG
Gross Brothers C-2
KLEINHOLZ FIELD
SYSTEM
SERIES
STAGE
GROUP
PERMIAN
PENN
LEONARDIAN
WOLFCAMPIAN
VIRGILIAN
NIPPEWALLA
SUMNER
CHASE
COUNCIL GROVE
ADMIRE
Producing Reservoir
Oil Shows
ADJACENT DENVER BASIN
QUAT.
TERTIARY
UPPER CRETACEOUS
LOWER CRETACEOUS
JURASSIC
PERMIAN
PENNSYL VANIAN
MISS.
DEV.
SIL.
ORD.
CAM.
PRE CAM.
Undifferentiated alluvial deposits
Castle Rock Conglomerate
Dawson- Denver Formations
Arapahoe Formation
Laramie Formation
Fox Hills Sandstone
Pierre Shale
Terry "Sussex" Ss. Member
Hygiene "Shannon" Ss. Member
Sharon Springs Member
Niobrara Formation
Smoky Hill Shale Member
Fort Hays Limestone Member
Codell Sandstone Member
Carlile Shale
Greenhorn Limestone
Graneros Shale
"D" sandstone
Mowry Shale equivalent
Muddy ("J") Sandstone
Skull Creek Shale
"Dakota" of drillers
"Lakota" of drillers
Morrison Formation
Older Jurassic rocks (Entrada) may be present
Jelm Formation
Lykins Formation
Lyons Sandstone
Satanka
Wolfcampian
Atoka/Morrow
Mississippian rocks
Devonian rocks
Ordovician rocks
Cambrian rocks
Metamorphic and intrusive rocks

MULTI-HORIZON UNCONVENTIONAL OPPORTUNITIES ACROSS THE DJ BASIN

Multi-Horizon Unconventional Prospective Formations

- Niobrara : Relatively new resource play with significant recent data to evaluate and optimize. Hybrid shale/carbonate reservoir deposited in deep marine environment with areal variations in mineralogical content and tectonic overprint.
- Codell Sandstone: Historical productive interval in the Wattenberg Field, currently seeing horizontal development in and outside of core area. Generally tight marine sandstone amenable to horizontal exploitation. 5-10' thick at Wattenberg; up to 80+ feet thick in northern part of basin, where minor vertical production has been established in structural and stratigraphic traps. May provide multi-lateral upside with Niobrara.
- Greenhorn Limestone: Largely unexplored resource play, similar to Niobrara in hybrid shale/carbonate lithology. Deposited under similar conditions as Niobrara but generally shalier with production potentially more reliant on natural open fractures. Significant free oil recoveries (DST's), mud gas shows, and geochemical data help establish potential.
- Permian: Unconventional potential exists in interbedded shales and dolomites of the lower Permian Admire Group. Minor vertical production has been established in the Admire "C" at Kleinholz field
- Pennsylvanian and Mississippian: Pennsylvanian Virgil and Des Moines Group interbedded black shales and carbonates have significant potential across the northern DJ. Shows and production from carbonates in Nebraska and core and DST shows from black shales indicate unconventional shale exploitation potential in shale-rich "sweet spots" on company leasehold. Shale TOC > 20% and 0.6 < Ro < 0.9%. Underlying Atoka shale and Mississippian carbonate potential have also received recent industry attention.


ADJACENT DENVER BASIN
QUAT.
Undifferentiated alluvial deposits
TERTIARY
Castle Rock Conglomerate
Dawson- Denver Formations
Arapahoe Formation
Laramie Formation
Fox Hills Sandstone
UPPER CRETACEOUS
Pierre Shale
Terry "Sussex" Ss. Member
Hygiene "Shannon" Ss. Member
Niobrara Formation
Smoky Hill Shale Member
Fort Hays Limestone Member
Codell Sandstone Member
Greenhorn Limestone
Graneros Shale
"D" sandstone
Mowry Shale equivalent
LOWER CRETACEOUS
Muddy ("J") Sandstone
Skull Creek Shale
"Dakota" of drillers
"Lakota" of drillers
JURASSIC
Morrison Formation
Older Jurassic rocks (Entrada) may be present
TRI.
Jelm Formation
PERMIAN
Lykins Formation
Lyons Sandstone
Satanka
PENNSYLVANIAN
Marmos
Atoka/Morrow
MISS.
DEV.
Devonian rocks
SIL.
ORD.
CAM.
Cambrian rocks
PRE CAM.
Metamorphic and intrusive rocks

Primary Targets

Niobrara Oil Shale – Geologic Setting

- 130+ Horizontal Niobrara locations
- Production is a Function of Depositional, Thermal History, and Tectonic Controls
- Natural Fractures are Integral to Production Sweet Spots, Regardless of Matrix Properties
- 3D to Define Drilling Hazards and Tectonic Fabric
- 6,500' – 9,000' Target Depth, 250' – 350' Thick
  - Tectonic setting and depositional variability suggest a complex petroleum system with a number of sub-plays, based primarily on thermal maturity, reservoir characteristics, and fault/fracture overprint
  - Natural open fractures play an important role in the definition of sweet spots and overall production characteristics
  - Proprietary and public domain geochemical data have been mapped to identify the extent of thermal maturity, indicating the majority of company leasehold in oil-mature areas, exceeding Ro = 0.58%
  - Basement faulting appears to have provided conduits for basin heat flow through the northern stateline area of company leasehold, wherein maturity exceeds burial history
  - Tectonic and thermal histories suggest that anomalous oil shows, in thermally immature areas, may indicate the potential for oil migration and trapping in eastern areas of company leasehold


ADJACENT DENVER BASIN
QUAT.
Undifferentiated alluvial deposits
TERTIARY
Castle Rock Conglomerate
Dawson- Denver Formations
Arapahoe Formation
Laramie Formation
Fox Hills Sandstone
UPPER CRETACEOUS
Pierre Shale
Terry "Sussex" Ss. Member
Hygiene "Shannon" Ss. Member
Sharon Springs Member
Niobrara Formation
Smoky Hill Shale Member
Fort Hays Limestone Member
Codell Sandstone Member
Carlile Shale
Greenhorn Limestone
Graneros Shale
"D" sandstone
Mowry Shale equivalent
LOWER CRETACEOUS
Muddy ("J") Sandstone
Skull Creek Shale
"Dakota" of drillers
"Lakota" of drillers

Niobrara Joint Venture and Drilling/Permit Activity (Relevant Wells/Permits as of 2/29/2012)


Red Cloud
15,900 net acres
Hartville Uplift
Stateline
51,400 net acres
Chugwater
14,500 net acres
Pine Bluffs
30,460 net acres
Wilke and Vrtatko
14,200 net acres
Silo Field
WY
NE
CO
Wattenberg Field
Key Lease/JV Distribution
Recovery Leases
Noble Leases
Noble Leases (Wattenberg)
BBC/TARC
CHK/CNOOC
Devon/EOG
Fairways *
MDU/ITOCHU
Marathon
Whiting

Hz Wells/Permits by Operator

- Recovery Leases
- Recovery
- Anadarko
- Barrett
- Carrizo
- Chesapeake
- Cirque
- Continental
- Devon
- EOG
- Fidelity
- GMXR
- Lone Star
- Marathon
- Noble
- Rex Energy
- RKI Operating
- Samson O&G
- Simray
- Slawson/Voyager
- SM Energy
- Sundance
- Whiting
- Key Niobrara Show Wells

* Fairways: A private company, acreage outline estimated; the company does not disclose the details of its position.

Niobrara Oil Mature Fairway – DJ Basin

(Relevant Wells/Permits as of 2/29/2012)


Red Cloud
15,900 net acres
Recovery Niobrara Acreage
Niobrara Ro Distribution, > 0.5
Hartville Uplift
Stateline
51,400 net acres
Pine Bluffs
30,460 net acres
Chugwater
14,500 net acres
Silo Field
WY
NE
CO
Wilke and Vrtatko
14,200 net acres
Wattenberg Field

Ro calculated as function of Tmax:
Ro = 0.018*Tmax-7.16
Data proprietary, and from USGS CRC:
http://my.usgs.gov/crc-browse/faces/wellcatalog.jsp

Hz Wells/Permits by Operator

- Recovery Leases
- Recovery
- Anadarko
- Barrett
- Carrizo
- Chesapeake
- Cirque
- Continental
- Devon
- EOG
- Fidelity
- GMXR
- Lone Star
- Marathon
- Noble
- Rex Energy
- RKI Operating
- Samson O&G
- Simray
- Slawson/Voyager
- SM Energy
- Sundance
- Whiting
- Key Niobrara Show Wells

Niobrara Oil Shale – Economics

- Gross (8/8ths) Well on 320 acre spacing
  - WI=100%, NRI=80% Oil price constant $90/bbl
  - OPEX=$4000/mo, Severance Tax 6.6%, Advalorem Tax 6.8%
  - Three IP/EUR cases considered as noted below
  - Range of CWC CAPEX considered, from $3.0 MM to $5.0 MM


NPV10%
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$3.0
$3.5
$4.0
$4.5
$5.0
Completed Well Cost $MM
400 MBO
300 MBO
200 MBO


ROR%
1400
1200
1000
800
600
400
200
0
$3.0
$3.5
$4.0
$4.5
$5.0
Completed Well Cost $MM
400 MBO
300 MBO
200 MBO

Recovery Energy's Niobrara Resource Potential

Recoverable Oil / Section & Prospective Net Acres:

25	OOIP Mmboe/Section
5.00%	Recovery Factor
1.25	Recoverable Mmboe/Section
130,000	Recovery Energy Net Acres
115,000	Net Acres Prospective for Niobrara

Risking: 50-75%:

50% Risk

57,500	Niobrara Prospective Acres After Risking
1.25	Recoverable Mmboe/Section
112,500	Mmboe Risked Resource Potential

75% Risk

28,750	Niobrara Prospective Acres After Risking
1.25	Recoverable Mmboe/Section
56,250	Mmboe Risked Resource Potential

MULTI-HORIZON UNCONVENTIONAL PROSPECTIVE FORMATIONS

Codell Potential
(primarily Red Cloud)



Red Cloud
15,900 net acres
Hartville Uplift
> 20' gross sand
Stateline
51,400 net acres
Chugwater
14,500 net acres
Silo Field
Pine Bluffs
30,460 net acres
WY
NE
CO
Wilke and Vrtatko
14,200 net acres
Niobrara Structure CI = 10'

- 20+ locations estimated at 250 mboe/well
- Thick marine sandstone amenable to horizontal drilling and fraccing
- Minor vertical production to south and significant shows adjacent to acreage

Recovery Codell Acreage

★ *Key Show Wells/Production*

Greenhorn Potential
(All Leasehold)


Red Cloud
15,900 net acres
Hartville Uplift
Stateline
51,400 net acres
Pine Bluffs
30,460 net acres
Chugwater
14,500 net acres
Silo Field
Wilke and Vrtatko
14,200 net acres
WY
NE
CO
Niobrara Structure CI = 10'

- 20+ locations
- Marine shale and limestone/chalk deposited in cycle preceding Niobrara
- Significant shows at Chugwater prospect and in proximity to entire eastern block of prospects

Recovery Greenhorn Acreage

Greenhorn Resistivity Anomaly

Key Show Wells



Late Permian Restricted Basin Paleogeography
Red Cloud
15,900 net acres
Hartville Uplift
Salt
Anhydrite
Restricted Dolomite
Chugwater
14,500 net acres
Stateline
51,400 net acres
Carbonate Shoal
Shaley
Arkosic
Silo Field
Pine Bluffs
30,460 net acres
WY
NE
CO
Wilke and Vrtatko
14,200 net acres
Open Marine
Paleogeography after Garfield et al. 1988

Permo-Penn Potential
(All Leasehold)

- 50+ locations (including Desmoinesian, Virgilian, and Admire)
- Marine shale deposited in cycles with carbonates and evaporites
- Historical vertical production from carbonates, self-sourced by interbedded shales
- Significant portions of leasehold located in shale-rich portions of section, in proximity to excellent core shows

Recovery Permo-Penn Acreage

- Shale-rich Permo-Penn
- Key Show Wells/Production

PROSPECT DETAIL

Current Area of Focus – 1: Pine Bluffs

- Recovery Energy initially intends to focus on the Pine Bluffs area in southeast Wyoming
  - 30,461 total net acres
    - 89% average WI
  - Large, contiguous acreage position
  - Similarities to Silo Field (see next slide)
  - Significant well control and strong offset results to date
  - 100+ Niobrara locations
  - 40+ J-Sand locations
- Over 25 MBo of potentially recoverable reserves based on a Niobrara type well EUR of 250 MBo and a J-Sand type well EUR of 70 MBo
- Next steps include finding a JV partner and conducting a 3D seismic survey of high-grade development locations


17N 61W
17N 60W
17N 58W
17N 57W
New J fields
16N 61W
16N 60W
16N 58W
16N 57W
Wrench system
15N 61W
15N 60W
15N 58W
14N 60W
14N 58W
Muddy J Structure CI = 100'
Vertical Development Locations
Horizontal Development Locations

Pine Bluffs: an Analogy to Silo Field

- Similar Niobrara maturity and reservoir to Silo Field
- Un-depleted feeder and strike-parallel fracture systems remaining



Herrington Farms 1H
Spud Date: Oct 2010
Description:
Flowed oil while drilling
Russell 22-21
Spud Date: Jul 2010
Description:
Vertical well, flowed oil to surface during bit trip
Silo Field
wrench system
Atlas 1-19
Spud Date: Dec 2009
Cum Oil: 114 MBo
Cum Gas: 106 MMcf
Simray State 15-65-36-1
Spud Date: Sep 2010
Cum Oil: 54 MBo
Cum Gas: 36 MMcf
Silo State 41-22
Spud Date: July 2010
Cum Oil: 4 MBo
Cum Gas: 15 MMcf
GW Ranch 1-02H
Spud Date: Aug 2010
Cum Oil: 3 MBo
Cum Gas: 2 MMcf
Gross 1-1H
Spud Date: Jan 2004
Description:
Strong oil shows, no frac

Note: Light-blue shaded wells described in detail on the following page.

Current Area of Focus – 2: Red Cloud



ADJACENT DENVER BASIN
QUAT.
Undifferentiated alluvial deposits
TERTIARY
Castle Rock Conglomerate
Dawson-Denver Formations
Arapahoe Formation
Laramie Formation
Fox Hills Sandstone
UPPER CRETACEOUS
Pierre Shale
Terry "Sussex" Ss. Member
Hygiene "Shannon" Ss. Member
Sharon Springs Member
Smoky Hill Shale Member
Fort Hays Limestone Member
Codell Sandstone Member
Carlile Shale
Greenhorn Limestone
Graneros Shale
"D" sandstone
Mowry Shale equivalent
LOWER CRETACEOUS
Muddy ("J") Sandstone
Skull Creek Shale
"Dakota" of drillers
"Lakota" of drillers
JURASSIC
Morrison Formation
Older Jurassic rocks (Entrada) may be present
TRI
Jelm Formation
Lykins Formation
PERMIAN
Lyons Sandstone
Satanka
Wolfcampian
PENNSYLVANIAN
Marmaton
Atoka/Morrow
MIS.
Mississippian rocks
DEV.
Devonian rocks
SIL.
ORD.
Ordovician rocks
CAM.
Cambrian rocks
PRE CAM.
Metamorphic and intrusive rocks



Permo-Penn Potential
John H Wear 1 (1951)
Bleeding oil from Virgilian shale
Baldwin 1 (1956)
Ro: 0.69 – 0.89; TOC: 2 – 12%
Rollins-Petsch 24-6 (1985)
Ro: 0.72 – 0.85; TOC: 1 – 12%
Parsons 1 (1952)
Bleeding oil from Desmoinesian shale
JN O'Brien 1 (1958)
Oil stain in fractured Desmoinesian carbonate
Permo-Penn Thick
(shaley)
Spotted Tail Creek Field
Desmoinesian/Virgilian production (carbonate)

Permo-Penn Summary

Net Acres:	13,084
Average WI:	77%
Permo-Penn locations [(1)]:	20+

(1) Assumes 320-acre spacing.

Current Area of Focus – 2: Red Cloud

Niobrara Development Potential

(Niobrara Ro Distribution > 0.5, with Niobrara Structure)


Niobrara and Codell Potential
Black Hills
1 well waiting on completion
Devon
2 horizontal wells completed
Samson
1 horizontal well on production
Chugspring Field
Niobrara vertical production
RKI Ashenhurst
2 horizontal wells on production
Marathon Corn Creek
1 horizontal well completed

Codell Development Potential

(Codell Gross Pay, with Niobrara Structure)


Lewis Newell 1
Recovered oil in DST
Chugspring Field
Codell production
Chesapeake / Samson
Codell tests
Springer Field
Codell production

Niob/Codell Summary

Net Acres:	13,084
Average WI:	77%
Niobrara Locations [(1)]:	20+
Codell Locations [(1)]:	20+

(1) Assumes 320-acre spacing.

Current Area of Focus – 3: Wilke and Vrtatko

- Currently evaluating proprietary 3D
- Over 2 MMBo of potentially recoverable reserves from conventional and unconventional reservoirs
- Preparing to drill test/science well



Paleozoic production
Wilke
Terrestrial
Kleinholz
Swearingen
Amazon
Vrtatko
Anna
WY
NE
CO
B/Jurrassic to Wolfcamp Isopach



Muddy J Structure CI = 10'
Wilke-Vrtatko
Wilke
Vertical Wykert/Muddy J
Vertical Wykert only
Vertical Muddy J only
Horizontal (general)
Lukassen 44-7 Initial Well
Wykert and Muddy "J"
15N 56W
15N 55W
Terrestrial Field
Wykert Sst
production
Wykert pinchout
14N 56W
14N 55W
14N 54W
Kleinholz Field
Wykert Sst
production
Admire Group production
Vrtatko
13N 56W
13N 55W
13N 54W
DesMoinesian carbonate production

2012 DRILLING PROGRAM

Value Maximization Strategy

- Fundamentally Grow Reserves and Increase Daily Oil Production Through Conventional and Unconventional Drilling
  - Conventional "J" Sands are very economical
  - Horizontal Niobrara possesses significant upside
  - Utilize cash flow to continue to drill, hold acreage, and increase production and proved reserves
- 12 – 16 Well Conventional Drilling Program on 4 - 6 Prospect Areas
  - Increase daily production & PUD locations
  - Delineate opportunities to support JV process
- Pursue Joint Ventures
  - Discussions ongoing with multiple parties
  - Acquire 3D seismic
  - Drill